                                                                     Exhibit 4.1


                      BROCADE COMMUNICATIONS SYSTEMS, INC.

           Number                                          Shares

INCORPORATED UNDER THE LAWS                           CUSIP 111621 10 8
 OF THE STATE OF DELAWARE                    SEE REVERSE FOR CERTAIN DEFINITIONS


This certifies that


                           [BACKGROUND ILLUSTRATION]


is the owner of
FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF BROCADE COMMUNICATIONS SYSTEMS, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

/s/                                     /s/
    ---------------------------------       ------------------------------------
    Vice President, Finance and Chief       President and Chief Executive
    Financial Officer                       Office


COUNTERSIGNED AND REGISTERED:
NORWEST BANK MINNESOTA, N.A.
TRANSFER AGENT AND REGISTRAR

By
   ----------------------------------
          Authorized Signature

                      BROCADE COMMUNICATIONS SYSTEMS, INC.

     The Corporation will furnish upon request and without charge to each shareholder the powers, designations, preferences and relative, participating, optional and other special rights of each class of stock and series within a class of stock of the Corporation, as well as the qualifications, limitations and restrictions relating to those preferences and/or rights. A shareholder may make the request to the Corporation or to the Transfer Agent and Registrar.

     The following abbreviations, when used in the Inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common           UNIT GIFT MIN ACT--___CUSTODIAN___
TEN ENT -- as tenants by the entireties                    (Cust)      (Minor)
JT TEN  -- as joint tenants with right    under Uniform Gifts to Minors
           of survivorship and not as     Act_________________________________
           tenants in common                            (State)

Additional abbreviations may also be used though not in the above list.

     For Value Received, ____________________ hereby sell(s), assign(s) and transfer(s) unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE ____________________________________________


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Shares of the Common Stock represented by the within Certificate, and does hereby irrevocably constitute and appoint ________________________________ _________________________________________ Attorney to transfer the said stock on the books to the within-named Corporation with full power of substitution in the premises.


Dated ____________________              X_______________________________________
                                                       (SIGNATURE)
            THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
            CORRESPOND WITH THE NAME(S) AS WRITTEN
NOTICE:     UPON THE FACE OF THE CERTIFICATE IN
            EVERY PARTICULAR, WITHOUT ALTERATION
            OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.



                                        X_______________________________________
                                                       (SIGNATURE)

THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM) PURSUANT
TO S.E.C. Rule 17Ad-15.

SIGNATURE(S) GUARANTEED BY:

______________________________________